Exhibit 10.91b



                    MAXICARE HEALTH PLANS, INC.
                    1149 South Broadway Street
                      Los Angeles, CA  90015



                       August 3, 1999


Elwood I. Kleaver, Jr.
4670 Somerset Court
Brookfield, Wisconsin 53045


         Re:     Maxicare  Health   Plans,   Inc.  (the  "Company")
                 Termination  of  Consulting   Agreement  with  the
                 Company (the "Agreement")


  Dear Elwood:

         In connection with your letter of termination of the aforementioned Agreement dated July 30, 1999 and our subsequent
conversation on such date, this will   confirm the following:

         1. You have agreed to relinquish the title of Chief Operating Officer of the Company, effective July 30, 1999;

         2. The Company has agreed that your services will no longer be needed in Los Angeles during the thirty-day notice period under the Agreement; provided, however, you agree to be available to assist the Company, as necessary from your offices in Wisconsin during such period; and

         3. The Company agrees to pay your Consultancy Fee under the Agreement through August 31, 1999. In addition, your stock options shall continue to vest through August 31, 1999.
         If the foregoing comports with your understanding of our agreement, please date and execute two copies of this letter

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agreement  in  the  spaces  provided  below  and  return  the fully executed copy of the letter agreement to the undersigned.

                                                 Very truly yours,
                                       MAXICARE HEALTH PLANS, INC.


                               By:   /s/ Paul R. Dupee, Jr.
                                                Paul R. Dupee, Jr.,
                                   Chairman of the Board and
                                   Chief Executive Officer


AGREED TO AND ACCEPTED
THIS 4th DAY OF AUGUST, 1999


By: /s/ Elwood I. Kleaver, Jr.
      Elwood I. Kleaver, Jr.